Summary of Significant Accounting Policies Standard product warranty (Policies)	12 Months Ended
Dec. 28, 2013
Payables and Accruals [Abstract]
Standard Product Warranty, Policy [Policy Text Block]
Product Warranties: The Company offers a warranty on various products, the most significant of which relate to pacemaker and ICD systems. The Company estimates the costs it expects to incur under its warranties and records a liability for such costs at the time the product is sold. Factors that affect the Company's warranty liability include the number of units sold, historical and anticipated rates of warranty claims and cost per claim. The Company regularly assesses the adequacy of its warranty liabilities and adjusts the amounts as necessary.

Changes in the Company's product warranty liability during fiscal years 2013 and 2012 were as follows (in millions):

	2013	2012
Balance at beginning of period	$38	$36
Warranty expense recognized	3	5
Warranty credits issued	(4)	(3)
Balance at end of period	$37	$38